UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 3, 2010
APPROACH RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33801 (Commission File Number)	51-0424817 (IRS Employer Identification No.)

One Ridgmar Centre 6500 West Freeway, Suite 800 Fort Worth, Texas (Address of principal executive offices)		76116 (Zip Code)
(817) 989-9000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     Effective May 3, 2010, Approach Resources Inc. (the “Company”) entered into an eighth amendment (the “Eighth Amendment”) to its Credit Agreement dated as of January 18, 2008 (as amended, the “Credit Agreement”) by and among the Company and its subsidiary guarantors, the lenders and JPMorgan Chase Bank, N.A., as agent and lender.
     The Eight Amendment (i) extends the maturity date of the Credit Agreement by one year to July 31, 2012, (ii) increases the Company’s commodity derivatives limit from 75% to 85% of annual projected production from proved developed producing oil and gas properties, (iii) reaffirms the borrowing base and lenders’ aggregate commitment of $115 million and (iv) transfers Fortis Capital Corp.’s interest in the Credit Agreement to BNP Paribas.
     The Company paid an extension fee of $287,500 in conjunction with the Eighth Amendment, calculated as 0.25% of the lenders’ aggregate commitment of $115 million.
     The borrowing base is redetermined semiannually on or before each April 1 and October 1 based on the Company’s oil and gas reserves. The Company or the lenders can each request one additional borrowing base redetermination each calendar year. The lenders may exercise discretion and have the ability to reduce our borrowing base on the basis of subjective factors, including the loan collateral value that each lender, in its discretion and using the methodology, assumptions and discount rates as such lender customarily uses in evaluating oil and gas properties, assigns to our properties.
     The foregoing description of the terms of the Eighth Amendment is qualified in its entirety by the Eighth Amendment, which is filed as Exhibit 10.1 to this current report and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
Eighth Amendment dated as of May 3, 2010, to Credit Agreement dated as of January 18, 2008, among Approach Resources Inc., as Borrower, JPMorgan Chase Bank, N.A., as Agent and Lender, The Frost National Bank, BNP Paribas and KeyBank National Association, as Lenders, Fortis Capital Corp., as Departing Lender and Approach Oil & Gas Inc., Approach Oil & Gas (Canada) Inc. and Approach Resources I, LP, as guarantors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC.
By:	/s/ J. Curtis Henderson
J. Curtis Henderson
Executive Vice President and General Counsel

Date: May 6, 2010

EXHIBIT INDEX

Exhibit No.	Description
10.1
Eighth Amendment dated as of May 3, 2010, to Credit Agreement dated as of January 18, 2008, among Approach Resources Inc., as Borrower, JPMorgan Chase Bank, N.A., as Agent and Lender, The Frost National Bank, BNP Paribas and KeyBank National Association, as Lenders, Fortis Capital Corp., as Departing Lender and Approach Oil & Gas Inc., Approach Oil & Gas (Canada) Inc. and Approach Resources I, LP, as guarantors.

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